Exhibit 99.CERT

CERTIFICATIONS

I, John B. Walthausen, certify that:

1.

I have reviewed this report on Form N-Q of Walthausen Funds;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the schedules of investments included in this report fairly present in all material respects the investments of the registrant as of the end of the fiscal quarter for which the report is filed;

4.

The  registrant’s  other  certifying  officer(s)  and  I  are  responsible  for  establishing  and  maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of  1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including  its  consolidated  subsidiaries,  is  made  known  to  us  by  others  within  those  entities,  particularly during the period in which this report is being prepared;

b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting  to  be  designed  under  our  supervision,  to  provide  reasonable  assurance  regarding  the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

d)

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred  during  the  registrant’s  most  recent  fiscal  quarter  that  has  materially  affected,  or  is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a)

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

b)

Any  fraud,  whether  or  not  material,  that  involves  management  or  other  employees  who  have  a  significant role in the registrant’s internal control over financial reporting.

Date:      December 16, 2019

/s/John B. Walthausen

John B. Walthausen

            President

Exhibit 99.CERT

CERTIFICATIONS

I, Stanley M. Westhoff Jr., certify that:

1.

I have reviewed this report on Form N-Q of Walthausen Funds;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the schedules of investments included in this report fairly present in all material respects the investments of the registrant as of the end of the fiscal quarter for which the report is filed;

4.

The  registrant’s  other  certifying  officer(s)  and  I  are  responsible  for  establishing  and  maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of  1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including  its  consolidated  subsidiaries,  is  made  known  to  us  by  others  within  those  entities,  particularly during the period in which this report is being prepared;

b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting  to  be  designed  under  our  supervision,  to  provide  reasonable  assurance  regarding  the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

d)

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred  during  the  registrant’s  most  recent  fiscal  quarter  that  has  materially  affected,  or  is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a)

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

b)

Any  fraud,  whether  or  not  material,  that  involves  management  or  other  employees  who  have  a  significant role in the registrant’s internal control over financial reporting.

Date:      December 16, 2019

/s/Stanley M. Westhoff Jr.

Stanley M. Westhoff Jr.
Chief Financial Officer